Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 12 dated November 5, 2015

To

Prospectus dated April 23, 2015

    This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 23, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

    Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

    Since commencing our continuous public offering on July 2, 2012 and through November 4, 2015, we received and accepted subscriptions in our offering for approximately 92,210,400 shares of our common stock at an average price per share of $10.29, for corresponding gross proceeds of approximately $949,149,700, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our second amended and restated distribution reinvestment plan.

THIRD AMENDED AND RESTATED DISTRIBUTION REINVESTMENT PLAN

    On November 2, 2015, we further amended and restated our distribution reinvestment plan, or the third amended and restated distribution reinvestment plan.  The third amended and restated distribution reinvestment plan will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, the closing of this continuous public offering by no later than December 31, 2015.

    Under the second amended and restated distribution reinvestment plan, cash distributions to participating shareholders are reinvested in additional shares of common stock at a purchase price equal to 90% of the public offering price per share in effect as of the date of issuance.

    Under the third amended and restated distribution reinvestment plan, cash distributions to participating shareholders will be reinvested in additional shares at a purchase price determined by our board of directors or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share determined in good faith by the board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution, or the NAV Per Share and (ii) not more than 2.5% greater than the NAV Per Share as of such date.

SHARE REPURCHASE PROGRAM

    On November 2, 2015, we amended the terms of our quarterly share repurchase program. The amendments to the share repurchase program will be effective as of our quarterly repurchase offer for the fourth quarter of 2015, which will commence in November 2015 and will be completed in January 2016.

    Under the existing share repurchase program, we offer to repurchase shares on a quarterly basis at a price equal to 90% of the public offering price per share in effect on each date of repurchase. Under the amended share repurchase program, we will offer to repurchase shares at a price equal to the price at which shares are issued pursuant to the third amended and restated distribution reinvestment plan on the distribution date coinciding with such share repurchase date.